UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2006

ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction

of incorporation)

Commission File No. 0-14732	04-2742539
(IRS Employer
Identification No.)

61 Mooney Street, Cambridge, Massachusetts	02138
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 497-2070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment and Restatement of 2000 Stock Plan

On February 7, 2006, the stockholders of Advanced Magnetics, Inc. (the “Company”) approved the amendment and restatement of the Company’s 2000 Stock Plan to, among other things, increase the number of shares of common stock that may be issued under the plan by 1,000,000 to 2,000,000 shares. A copy of the plan is listed as Exhibit 10.1 and is incorporated herein by reference.

Option and RSU Grant

In connection with his election as President of the Company in November 2005, Dr. Brian J.G. Pereira and the Company entered into an employment agreement. Pursuant to the terms of such employment agreement, the Company agreed to grant Dr. Pereira an additional option to purchase 100,000 shares of common stock upon the approval of the amendment and restatement of the 2000 Stock Plan at the next annual meeting of stockholders, at an exercise price equal to the fair market value of the common stock on the date of grant. On February 7, 2006, the date of the annual meeting of stockholders, the amendment and restatement of the 2000 Stock Plan was approved by the Company’s stockholders and Dr. Pereira became entitled to receive, and was granted, options to purchase 100,000 shares of common stock under the Company’s Amended and Restated 2000 Stock Plan at an exercise price of $19.98, the fair market value of a share of common stock on the date of grant. These options become exercisable in three equal annual installments on November 16, 2006, 2007 and 2008. Effective February 7, 2006, Dr. Pereira was also granted Restricted Stock Units (“RSUs”) with respect to 20,000 shares of common stock. The RSUs will vest in equal annual installments over four years from the date of grant.

In the event the Company terminates Dr. Pereira’s employment without “cause” or Dr. Pereira terminates his employment for “good reason,” all of the foregoing options and RSUs will automatically become vested and/or exercisable in full. In addition, all of the foregoing options and RSUs will become immediately vested and/or exercisable in full upon the consummation of a “change of control,” as defined in Dr. Pereira’s stock option and RSU agreements.

A copy of the option agreement is attached hereto as Exhibit 10.2 and a copy of the RSU agreement is attached hereto as Exhibit 10.3. The foregoing exhibits are incorporated herein by reference.

Adoption of Change of Control Policy

On February 7, 2006, the Company’s Board of Directors adopted a policy that will provide each executive officer of the Company that has not entered into an alternative arrangement with the Company six months of severance pay (based on base salary) in the event such executive officer’s employment is terminated by the Company (or its successor) within the first year following a “change of control” of the Company. In addition, upon the occurrence of such change of control, 50% of any unvested options or other unvested equity incentives then held by such executive officer shall vest and the remaining 50% shall continue to vest in accordance with the existing vesting schedule, unless such executive officer’s employment is terminated by the Company (or its successor) within the first year following a change of control of the Company, in which case all remaining unvested options or equity incentives shall vest. A summary of the principal terms of this policy is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Employment Agreements

On February 7, 2006, the Company entered into a three-year employment agreement with Jerome Goldstein, the Chairman and Chief Executive Officer of the Company. Under the terms of the employment agreement, Mr. Goldstein will receive an initial annual salary of $345,560 and one year of severance pay in the event his employment is terminated for any reason within one year following a “change of control” as defined in the employment agreement. A copy of the employment agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

On February 7, 2006, the Company entered into a three-year employment agreement with Joseph L. Farmer, the General Counsel and Vice President of Legal Affairs of the Company. Under the terms of the employment agreement, Mr. Farmer will receive an initial annual salary of $178,000 and one year of severance pay in the event his employment is terminated for any reason within one year following a “change of control” as defined in the employment agreement. In addition, the agreement provides that Mr. Farmer will receive a one-time cash bonus of $100,000 upon the consummation of an acquisition if the definitive agreement relating to such change of control is entered into during calendar 2006. A copy of the employment agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Director Compensation

On February 7, 2006, the Company’s Board of Directors voted to increase the cash and equity compensation paid to the Company’s non-employee directors. Effective February 7, 2006, each non-employee director will receive a quarterly retainer of $4,000. A non-employee Director must attend at least 3 of 4 regularly scheduled meetings during the prior fiscal year to earn the full $4,000 quarterly fee.  If a non-employee Director attends less than 3 of the 4 regularly scheduled meetings in the prior fiscal year, this fee will be reduced for the current fiscal year by $1,000 for each missed meeting after the first missed meeting.  In addition, members of the Company’s Compensation Committee and the Company’s Audit Committee will be paid an additional fee of $1,000 per meeting of such committees. The Chairperson of each of the Compensation Committee and the Audit Committee, currently Mark Skaletsky and Sheldon L. Bloch, respectively, will receive an additional annual retainer fee of $2,000. A summary of the principal terms of the Company’s Director compensation is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

On February 7, 2006, the Compensation Committee of the Board of Directors also granted options to purchase 2,000 shares of common stock to each non-employee director under the Company’s Amended and Restated 2000 Stock Plan. These options were fully vested upon grant and had an exercise price of $19.98, the fair market value of a share of common stock on the date of grant. In addition, the option grant to be made to non-employee directors in

November 2006 shall be increased from an immediately exercisable option to purchase 8,000 shares to an immediately exercisable option to purchase 10,000 shares.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1

Advanced Magnetics, Inc. Amended and Restated 2000 Stock Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement for the fiscal year ended September 30, 2005, File No. 0-14732).

10.2	Stock Option Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Brian J.G. Pereira.
10.3	Restricted Stock Unit Agreement, dated as of February 7, 2006, by and between Advanced Magnetics, Inc. and Brian J.G. Pereira.
10.4	Form of Restricted Stock Unit Agreement in connection with the Company’s Amended and Restated 2000 Stock Plan.
10.5	Summary of the Advanced Magnetics, Inc. Change of Control Policy applicable to executive officers.
10.6	Employment Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Jerome Goldstein.
10.7	Employment Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Joseph L. Farmer.
10.8	Summary of the Advanced Magnetics, Inc. Director Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Jerome Goldstein
Name: Jerome Goldstein
Title: Chief Executive Officer

Date: February 13, 2006

EXHIBIT INDEX

Number	Description

10.1

Advanced Magnetics, Inc. Amended and Restated 2000 Stock Plan (incorporated herein by reference to Appendix A to the Company’s definitive proxy statement for the fiscal year ended September 30, 2005, File No. 0-14732).

10.2	Stock Option Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Brian J.G. Pereira.
10.3	Restricted Stock Unit Agreement, dated as of February 7, 2006, by and between Advanced Magnetics, Inc. and Brian J.G. Pereira.
10.4	Form of Restricted Stock Unit Agreement in connection with the Company’s Amended and Restated 2000 Stock Plan.
10.5	Summary of the Advanced Magnetics, Inc. Change of Control Policy applicable to executive officers.
10.6	Employment Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Jerome Goldstein.
10.7	Employment Agreement, dated as of February 7, 2006, between Advanced Magnetics, Inc. and Joseph L. Farmer.
10.8	Summary of the Advanced Magnetics, Inc. Director Compensation.